SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 31, 2012

Pope Resources, A Delaware Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	91-1313292 (I.R.S. Employer Identification No.)

19245 Tenth Avenue NE, Poulsbo, Washington   98370

(Address of principal executive offices)            (ZIP Code)

Registrant's telephone number, including area code (360) 697-6626

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure

On July 31, 2012 the registrant issued a press release announcing that its subsidiary, Olympic Resource Management LLC (ORMLLC), has closed ORM Timber Fund III, a private equity timber fund with $180 million of committed capital, $9 million of which will be co-invested by Pope Resources. ORMLLC is actively looking for timberland properties to acquire on behalf of the fund, which will invest in commercial timberlands in the Pacific Northwest region of the U.S.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release of the registrant dated July 31, 2012

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

DATE: July 31, 2012	BY:	/s/ Thomas M. Ringo
Thomas M. Ringo
Vice President and Chief Financial Officer, Pope Resources, A Delaware Limited Partnership, and Pope MGP, Inc., General Partner